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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of The BFGoodrich Company of our report dated February 4, 1997, included in the 1996 Annual Report to Shareholders of The BFGoodrich Company.

We also consent to the incorporation by reference of our report dated February 4, 1997, with respect to the consolidated financial statements incorporated herein by reference, in the following Registration Statements and in the related
Prospectuses:

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Registration
  Number           Description of Registration Statement                 Filing Date
  ------           -------------------------------------                 -----------

  33-20421         The B.F.Goodrich Company Key Employees'               March 1, 1988
                   Stock Option Plan - Form S-8

  2-88940          The B.F.Goodrich Company Retirement Plus              April 28, 1989
                   Savings Plan - Post-Effective Amendment
                   No. 2 to Form S-8

  33-49052         The B.F.Goodrich Company Key Employees'               June 26, 1992
                   Stock Option Plan - Form S-8

  33-49054         The B.F.Goodrich Company Performance                  June 26, 1992
                   Share Plan - Form S-8

  33-59580         The B.F.Goodrich Company Retirement                   March 15, 1993
                   Plus Savings Plan for Wage Employees
                   - Form S-8

  33-53289         Tramco, Inc. Profit-Funded Retirement                 April 26, 1994
                   Savings Plan - Form S-8

  333-03293        The B.F.Goodrich Company                              May 8, 1996
                   Stock Option Plan - Form S-8

  333-03341        Debt Securities - Form S-3                            May 8, 1996

  33-65658         Debt Securities - Post-Effective                      May 8, 1996
                   Amendment No. 3 to Form S-3

  333-03343        Common Stock - Form S-3                               May 8, 1996

  333-19697        The B.F.Goodrich Company Savings                      January 13, 1997
                   Benefit Restoration Plan - Form S-8


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                                                               ERNST & YOUNG LLP

Cleveland, Ohio
February 26, 1997